UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

REGAL LIFE CONCEPTS, INC.
(Name of Registrant As Specified In Its Charter)

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REGAL LIFE CONCEPTS, INC.
 3723 E. Maffeo Road,
Phoenix, Arizona 89050
Tel: (516) 659-6677

Dear Stockholders:

On February 12, 2010, the board of directors of Regal Life Concepts, Inc. (the “Company”) adopted a resolution approving an amendment to the Company’s Certificate of Incorporation to change the Company’s corporate name from “Regal Life Concepts, Inc.” to “Regal Group Inc.” (the “Name Change”).

Subsequently, the Company obtained the written consent of stockholders representing 66.57% of the Company’s outstanding common stock as of February 12, 2010 (the “Majority Stockholders”) to effect the above-mentioned Name Change. A Certificate of Amendment to our Certificate of Incorporation effectuating the Name Change will be filed with the Secretary of State of Nevada (the “Certificate of Amendment”), and the Name Change will become effective at the close of business on the date it is accepted for filing by the Secretary of State of Nevada.  It is anticipated that the Certificate of Amendment will be filed on or about March 31, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of federal securities laws.  This Information Statement is being mailed on or about March 11, 2010 to all of the Company's stockholders of record as of the close of business on March 10, 2010.

Sincerely,

/s/ Eric Wildstein
Name: Eric Wildstein
Title: Chief Executive Officer and President

INFORMATION STATEMENT
(Preliminary)

February 24, 2010

REGAL LIFE CONCEPTS, INC.
3723 E. Maffeo Road,
Phoenix, Arizona 89050
Tel: (516) 659-6677

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Regal Life Concepts, Inc., a Nevada Corporation (the “Company”) to the holders of record at the close of business on March 10, 2010 (the “Record Date”) of the Company’s outstanding common stock, par value $0.001 per share (the “Common Stock”)  pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and pursuant to Section 78.320 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by us.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on February 12, 2010 by the Company’s Board of Directors and by Company’s stockholders holding 66.57% of the Company’s Common Stock issued and outstanding on February 12, 2010 (the “Majority Stockholders”).  The Company’s Board of Directors and the Majority Stockholders approved the amendment of the Company’s Certificate of Incorporation to change the Company’s corporate name from “Regal Life Concepts, Inc.” to “Regal Group Inc.” (the “Name Change”).  Accordingly, all necessary corporate approvals in connection with the Name Change have been obtained, and this Information Statement is furnished solely for the purpose of informing the Company’s stockholders, in the manner required under the Securities Exchange Act of 1934, as amended, of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be effective until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to the Company’s stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

The Company’s stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about March 11, 2010.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive, none of the corporate actions described in this Information Statement will afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED FEBRUARY 12, 2010.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on February 12, 2010, Regal Life Concepts, Inc., a Nevada corporation (the “Company”) obtained the unanimous written consent of its board of directors (“Board of Directors”) approving an amendment to the Company’s Certificate of Incorporation to change the Company’s name from “Regal Life Concepts, Inc.” to “Regal Group Inc.” (the “Name Change”).  On February 12, 2010, stockholders holding 66.57% (the “Majority Stockholders”) of the voting power of the issued and outstanding shares of the Company’s common stock (the “Common Stock”) also executed a written consent approving the Name Change.

OUTSTANDING SHARES AND VOTING RIGHTS

As of February 12, 2010, the Company's authorized capitalization consisted of 100,000,000 shares of common stock (the “Common Stock”), of which 46,816,665  shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the Company’s stockholders.  However, because the Majority Stockholders have voted in favor of the foregoing proposal by resolution dated February 12, 2010, and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to the Company’s Certificate of Incorporation to effect the Name Change.

We intend to file, on or about March 31, 2010, a Certificate of Amendment to our Certificate of Incorporation (“Certificate of Amendment”) effectuating the Name Change with the Secretary of State of Nevada.  This Certificate of Amendment will become effective at the close of business on the date on which it is accepted for filing by the Secretary of State of Nevada.  It is presently contemplated that such filing will be made on or about March 31, 2010.

 Reasons for the Name Change

The Company’s Board of Directors, as well as the Majority Stockholders, believes that the Name Change is in the Company’s best interests.  The Company believes that the name “Regal Life Concepts, Inc.” no longer accurately reflects the Company’s operations and interests and that the proposed name, “Regal Group, Inc.” more accurately reflects the Company’s strategic direction.

You are not required to exchange your certificate(s) of Regal Life Concepts, Inc. for new stock certificates reflecting our new name of Regal Group Inc., although you may do so if you wish.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Name Change will not be adopted, and will therefore not be effective, until a date at least 20 days after the date on which this Information Statement is filed with the Securities and Exchange Commission and a copy hereof has been mailed to the Company’s stockholders.  The Company anticipates that this Information Statement will be mailed to our stockholders as of March 10, 2010 (the “Record Date”) on or about March 11, 2010.  Therefore, the Company anticipates that the Name Change will be effective, and the Certificate of Amendment will be filed with the Secretary of State of Nevada, on or around March 31, 2010.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s Common Stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of February 12, 2010 held by (a) each stockholder who we know to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) all nominees for director; (d) our executive officers; and (d) all executive officers and directors as a group.

Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their Common Stock. The percentage of beneficial ownership is based upon 46,816,665  shares of Common Stock outstanding as of February 12, 2010.

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock (1)
Eric Wildstein Chief Executive Officer, President and Director 3723 E. Maffeo Road, Phoenix, Arizona 89050	6,000,000	12.82%

Parrish Medley, Principal Financial Officer and Director 3723 E. Maffeo Road, Phoenix, Arizona 89050	15,000,000	32.04%

All Officers and Directors as a Group (2 Persons)	21,000,000	44.86%
TOTAL	21,000,000	44.86%

(1)    Based on a total of 46,816,665 shares of Common Stock outstanding as of the February 12, 2010. In accordance with Securities and Exchange Commission Rules, each person's percentage interest is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on February 12, 2010 plus (b) the number of shares such person has the right to acquire within sixty (60) days of February 12, 2010.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of February 12, 2010, there were 46,816,665 shares of the Company’s Common Stock issued and outstanding.  Each holder of Common Stock is entitled to one vote per share.

The Majority Stockholders, as stockholders holding in the aggregate 66.57% of the voting power of our outstanding shares of Common Stock, have approved the Name Change by written consent dated February 12, 2010.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our Certificate of Incorporation, the affirmative vote of the holders of a majority of our outstanding Common Stock is sufficient to amend the Certificate of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein.  As a result, the amendment to our Certificate of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Certificate of Incorporation relative to the Name Change.

DISSENTER'S RIGHT OF APPRAISAL

Under the Nevada Revised Statutes, the Company’s stockholders are not entitled to dissenter’s rights of appraisal with respect to the Name Change.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can also be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to the Company at 3723 E. Maffeo Road, Phoenix, Arizona 89050.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at 3723 E. Maffeo Road, Phoenix, Arizona 89050.

For the Board of Directors,

/s/ Eric Wildstein
Eric Wildstein
Title: Chief Executive Officer and President
February 24, 2010